EXHIBIT 10.10
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                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as of March 14, 2002 (the "Effective Date"), by and between EssTec, Inc., a Nevada corporation ("Company"), and Ali S. Basit, an individual ("Employee") (collectively, the "Parties").

                                    RECITALS
                                    --------

     A. Company is engaged in the business of information technology services and maintains an office in the State of California.

     B. Company desires to have an employment agreement with Employee as its Chief Operating Officer (COO) subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

1.     At  Will  Employment.  Company  hereby employs Employee and Employee
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accepts  employment  with  Company  on  an  "at  will"  basis.  Either party may terminate  this  Agreement  at  any  time,  with  or  without  cause.

2.     Duties  and  Obligations  of  Employee.  Employee  shall  serve  as Chief
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Operating  Officer  (COO).  Employee  shall report to Chief Executive Officer or other individual designated by the Board of Directors of the Company. Employee shall faithfully and diligently perform all professional duties and acts as may be requested and required of Employee by Company or its Directors. Employee shall devote such time and attention to the business of Company as shall be required to perform the required services and duties. Employee at all times during his or her employment with Company shall strictly adhere to and obey all policies, rules and regulations established from time to time governing the conduct of employees of Company

3.     Exclusivity,  Non-Disclosure.
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     a.     Devotion to Company Business.  Employee agrees to perform Employee's
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services  efficiently  and  to the best of Employee's ability.  Employee agrees, during his or her employment with Company, to devote his or her time, energy and skill to the business of the Company and to the promotion of the best interests of the Company.

     b.     Trade  Secrets.  Employee  agrees  that  he  shall  not at any time,
            ---------------
either during or subsequent to his or her employment with Company, unless expressly consented to in writing by Company, either directly or indirectly use or disclose to any person or entity any confidential information of any kind, nature or description concerning any matters affecting or relating to the business of Company, including, but not limited to, information concerning the customers of Company, Company's marketing methods, compensation paid to employees, independent contractors or suppliers and other terms of their employment or contractual relationships, financial and business records, know-how, or any other information concerning the business of Company, its manner of operations, or other data of any kind, nature or description. Employee agrees that the above information and items are important, material and confidential trade secrets and these affect the successful conduct of Company's business and its goodwill.

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     c.     Inventions  and  Patents.  All  processes,  inventions,  patents,
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computer  software,  copy-rights,  trademarks  and  other  intangible  rights
(collectively referred to as "Intellectual Property") that may be conceived or developed by Employee while employed by Company, either alone or with others, made or conceived by him shall remain the sole property of Company.

4.     Compensation.
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     a.     Annual  Salary.  Beginning on the date of this Agreement and subject
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to  the  termination  of  this  Agreement  as  provided  herein,  Company  shall compensate  Employee  for  his  or  her  services  hereunder:
          1. at a salary of $ 5,000 accrued per month from the date of this agreement till the closing of the IPO, payable at the closing of the IPO in accordance with the Company's practices, less normal payroll deductions, and prorated for the actual term.

          2. at an annual salary of $ 125,000 effective from the date of the closing of the IPO.

     b.     Salary  Increases;  Additional Compensation.  Employee shall receive
            --------------------------------------------
such annual increases in salary and such additional compensation as may be determined by the Board of Directors of the Company in its sole discretion. Such salary increases and/or additional compensation shall be paid to Employee at such times as may be determined by the Board of Directors.

5.     Employee  Incentives.
       ---------------------

     a.     Incentive  Stock  Option.  Employee  shall receive 100,000 Incentive
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Stock  Options  with  an exercise price of $ 5.00, as per Company's Stock Option plan. These Options will vest and become exercisable monthly on a pro rata basis beginning on the date of this agreement and ending on March 13, 2004.


6.     Employee  Benefits.
       -------------------

     a.     Personal  Time  Off  ("PTO").  Employee  shall be entitled to PTO in
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accordance  with  Company's  Personnel  Manual  in effect at the time of the PTO request. Employee may be absent from his or her employment for PTO only at such times as may be convenient to Company and Employee.

     b.     Medical  Coverage.   Company  agrees  to  include  Employee  in  the
            ------------------
coverage  of  its  medical  and  dental  insurance.

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     c.     Plan Participation.  Employee shall be entitled to participate in or
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to receive benefits under all of Company's employee benefit plans made available by Company or in the future to similarly situated employees, subject to the terms, conditions and overall administration of such plans, including but not limited to 401(k) plans, IRA plans, E.R.I.S.A Plans, any other retirement or benefit plans that the Company has made available to similarly situated employees.

7.     General  Provisions.
       --------------------

     a.     Binding  Effect.  This  Agreement shall be binding upon and inure to
            ---------------
the benefit of the Parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

     b.     Notices.  Any  notice,  request,  instruction,  or  other  document
            --------
required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the Company at the address of its corporate office and to the Employee at the Employee's home address as it appears in the Employee's personnel records. Addresses may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven business days after deposit thereof in the United States mail.

     c.     Sums  Due  Deceased Employee.  If Employee dies while this Agreement
            -----------------------------
is in effect, any sums that may be due him from Company under this Agreement as of the date of death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.

     d.     Arbitration.  If  a dispute or claim shall arise with respect to any
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of the terms or provisions of this Agreement, or with respect to the performance by either of the Parties under this Agreement, other than a dispute with respect to Section 3 of this Agreement, then either party may, with notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each party shall bear one-half (1/2) of the cost of appointing the arbitrator and of paying such arbitrator's fees. The written decision of the arbitrator(s) ultimately appointed by or for both Parties shall be binding and conclusive on the Parties. Judgment may be entered on such written decision of the single arbitrator in any court having jurisdiction and the Parties consent to the jurisdiction of the Municipal and Superior Court of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

     e.     Assignment.  Subject  to all other provisions of this Agreement, any
            ----------
attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, Company, or corporation without the prior written consent of the other party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred.

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     f.     Choice  of  Law.  This  Agreement  and  the  rights  of  the Parties
            ---------------
hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

     g.     Indemnification.  Company  shall indemnify, defend and hold Employee
            ---------------
harmless, to the fullest extent permitted by law, for all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees that Employee shall incur or suffer that arise from, result from or relate to the discharge of Employee's duties under this Agreement. Company shall maintain adequate insurance for this purpose or shall advance Employee any expenses incurred in defending any such proceeding or claim to the maximum extent permitted by law.

     h.     Jurisdiction.  The  Parties submit to the jurisdiction of the Courts
            ------------
of the State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

     i.     Entire  Agreement.  Except  as  provided  herein,  this  Agreement,
            -----------------
including exhibits, contains the entire agreement of the Parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

     j.     Severability.  If  any provision of this Agreement is unenforceable,
            ------------
invalid, or violates applicable law, such provision, or unenforceable portion of such provision, shall be deemed stricken and shall not affect the enforceability of any other provisions of this Agreement.

     k.     Captions.  The  captions  in  this  Agreement are inserted only as a
            --------
matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Agreement or the relationship of the Parties, and shall not affect this Agreement or the construction of any provisions herein.

     l.     Modification.  No  change,  modification,  addition, or amendment to
            ------------
this Agreement shall be valid unless in writing and signed by all Parties hereto.

     m.     Attorneys'  Fees.  Except as otherwise provided herein, if a dispute
            ----------------
should arise between the Parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

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     n.     Taxes.  Any  income taxes required to be paid in connection with the
            -----
payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

     o.     Not  for  the Benefit of Creditors or Third Parties.  The provisions
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of  this  Agreement  are intended only for the regulation of relations among the
Parties. This Agreement is not intended for the benefit of creditors of the Parties or other third Parties and no rights are granted to creditors of the Parties or other third Parties under this Agreement. Under no circumstances shall any third party, who is a minor, be deemed to have accepted, adopted, or acted in reliance upon this Agreement.

     p.     Counterparts;  Facsimile Signatures.  This Agreement may be executed
            -----------------------------------
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

     q.     Conflict  Waiver.  Both  Employee  and  the  Company (the "Parties")
            ----------------
hereby agree and acknowledge that the law firm of Senn Palumbo Meulemans, LLP ("SPM"), which represents the Company, has drafted this Agreement. The Parties hereto further acknowledge that they have been informed of the inherent conflict of interest associated with the drafting of this Agreement by SPM and waive any action they may have against SPM regarding such conflict. The Parties have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

"Company"                                  "Employee"

EssTec,  Inc.,                                Ali  S  Basit
a  Nevada  corporation

__________________________________       _________________________________
BY:  Abdul  L  Saquib                         Ali  S  Basit
ITS:  VP  Operations

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